EXHIBIT 10.59

THE CORPORATEPLAN
  FOR RETIREMENTSM

(PROFIT SHARING/401(K) PLAN)

A FIDELITY PROTOTYPE PLAN

Non-Standardized Adoption Agreement No. 001
For use With
Fidelity Basic Plan Document No. 02

ADOPTION AGREEMENT
ARTICLE 1
NON-STANDARDIZED PROFIT SHARING/401(K) PLAN

1.01        PLAN INFORMATION

(a)           Name of Plan:

This is the Amphenol Corporation Employee Savings/401(k) Plan (the “Plan”)

(b)           Type of Plan:

(1)           ☒           401(k) Only

(2)           ☐            401(k) and Profit Sharing

(3)           ☐            Profit Sharing Only

(c)           Administrator Name (if not the Employer):

Address:

Telephone Number:

The Administrator is the agent for service of legal process for the Plan.

(d)           Plan Year End (month/day):             12/31

(e)           Three Digit Plan Number:                010

(f)            Limitation Year (check one):

(1)           ☐            Calendar Year

(2)           ☒           Plan Year

(3)           ☐            Other:

(g)           Plan Status (check appropriate box(es)):

(1)           ☐            New Plan Effective Date:

(2)           ☒         Amendment Effective Date:                  5/8/2003

This is (check one):

(A)                               ☒   an amendment and restatement of a Basic Plan Document No. 02 Adoption Agreement previously executed by the Employer; or

(B)                               ☐    a conversion to a Basic Plan Document No. 02 Adoption Agreement.

The original effective date of the Plan:     1/1/1990

(3)                                 ☒   This is an amendment and restatement of the Plan and the Plan was not amended prior to the effective date specified in Subsection 1.01(g)(2) above to comply with the requirements of the Acts specified in the Snap Off Addendum to the Adoption Agreement. The provisions specified in the Snap Off Addendum are effective as of the dates specified in the Snap Off Addendum, which dates may be prior to the Amendment Effective Date. Please read and complete, if necessary, the Snap Off Addendum to the Adoption Agreement.

(4)                                 ☐    Special Effective Dates—Certain provisions of the Plan shall be effective as of a date other than the date specified above. Please complete the Special Effective Dates Addendum to the Adoption Agreement indicating the affected provisions and their effective dates.

(5)                                 ☐    Plan Merger Effective Dates. Certain plan(s) were merged into the Plan and certain provisions of the Plan are effective with respect to the merged plan(s) as of a date other than the date specified above. Please complete the Special Effective Dates Addendum to the Adoption Agreement indicating the plan(s) that have merged into the Plan and the effective date(s) of such merger(s).

1.02        EMPLOYER

(a)           Employer Name:                   Amphenol Corporation

Address:                                358 Hall Avenue
                                                                                  Wallingford, CT 06492

Contact’s Name:                   Ms. Lily Mao

Telephone Number:             (203) 265-8764

(1)           Employer’s Tax Identification Number:                            22-2785165

(2)           Employer’s fiscal year end:                                                12/31

(3)           Date business commenced:                                                12/19/1986

(b)                                  The term “Employer” includes the following Related Employer(s) (as defined in Subsection 2.01(rr)) (list each participating Related Employer and its Employer Tax Identification Number):

Employer:	Tax ID:	Designation:
Amphenol Interconnect Products Corporation	06-1237121	Related (controlled group)
Sine Systems Corporation	06-1274360	Related (controlled group)
Amphenol Optimize Manufacturing Co.	86-0503978	Related (controlled group)
Times Fiber Communications, Inc.	06-0955048	Related (controlled group)
Amphenol Connex Corporation	10-0007733	Related (controlled group)

1.03        TRUSTEE

(a)           Trustee Name:     Fidelity Management Trust Company

Address:                82 Devonshire Street
                                                                Boston, MA 02109

1.04        COVERAGE

All Employees who meet the conditions specified below shall be eligible to participate in the Plan:

(a)           Age Requirement (check one):

(1)           ☒           no age requirement.

(2)           ☐           must have attained age:               (not to exceed 21).

(b)           Eligibility Service Requirement

(1)           Eligibility to Participate in Plan (check one):

(A)          ☒           no Eligibility Service requirement.

(B)          ☐            (not to exceed 11) months of Eligibility Service requirement
                                (no minimum number Hours of Service can be required).

(C)          ☐            one year of Eligibility Service requirement (at least 1,000 Hours of Service are required during the Eligibility Computation Period).

(D)          ☐            two years of Eligibility Service requirement (at least 1,000 Hours of Service are required during each Eligibility Computation Period).
                                (Do not select if Option 1.01(b)(1), 401(k)
                                Only, is checked, unless a different Eligibility Service requirement applies to Deferral Contributions under Option 1.04(b)(2).)

Note: If the Employer selects the two year Eligibility Service requirement, then contributions subject to such Eligibility Service requirement must be 100% vested when made.

(2)                                                         ☐    Special Eligibility Service requirement for Deferral Contributions and/or
        Matching Employer Contributions:

(A)                               The special Eligibility Service requirement applies to (check the appropriate box(es)):

(i)            ☐            Deferral Contributions.

(ii)           ☐            Matching Employer Contributions.

(B)                               The special Eligibility Service requirement is:                         (Fill in (A), (B), or (C) from Subsection 1.04(b)(1) above).

(c)           Eligible Class of Employees (check one):

Note: The Plan may not cover employees who are residents of Puerto Rico. These employees are automatically excluded from the eligible class, regardless of the Employer’s selection under this Subsection 1.04(c).

(1)           ☐            includes all Employees of the Employer.

(2)           ☒           includes all Employees of the Employer except for (check the appropriate box(es)):

(A)          ☐            employees covered by a collective bargaining agreement.

(B)          ☐            Highly Compensated Employees as defined in Code Section 414(q).

(C)          ☒           Leased Employees as defined in Subsection 2.01(cc).

(D)                               ☒   nonresident aliens who do not receive any earned income from the Employer which constitutes United States source income.

(E)                                 ☒   other:   1) An Employee of a division, location or business unit of an Employer that does not participate in the plan (The following divisions, locations, or business units of Amphenol Corporation participate in the plan: Amphenol Aerospace Operations-except for Amphenol Backplane Systems division: Amphenol RFDanbury; Amphenol Spectra Strip Operations; Amphenol Fiber Optic Products; Amphenol Severna Operations; Amphenol-Tuchel Electronics; Amphenol Phoenix Interconnect.) Without limitation, Amphenol AssembleTechHouston and Lake Wales, Florida and Amphenol Precision Cable Manufacturing are not participating divisions, locations or business units of an Employer. 2). Employees covered by collective bargaining agreement unless such agreement expressly provides for participation in this plan.

Note: The Employer should exercise caution when excluding employees from participation in the Plan. Exclusion of employees may adversely affect the Plan’s satisfaction of the minimum coverage requirements, as provided in Code Section 410(b).

(d)           The Entry Dates shall be (check one):

(1)                                 ☐    immediate upon meeting the eligibility requirements specified in Subsections 1.04(a), (b), and (c).

(2)                                 ☐    the first day of each Plan Year and the first day of the seventh month of each Plan Year.

(3)                                 ☐    the first day of each Plan Year and the first day of the fourth, seventh, and tenth months of each Plan Year.

(4)                                 ☒   the first day of each month.

(5)                               ☐    the first day of each Plan Year. (Do not select if there is an Eligibility Service requirement of more than six months in Subsection 1.04(b) or if there is an age requirement of more than 20-1/2 in Subsection 1.04(a).)

(e)                                  ☐            Special Entry Date(s)—In addition to the Entry Dates specified in Subsection 1.04(d) above, the following special Entry Date(s) apply for Deferral and/or Matching Employer Contributions. (Special Entry Dates may only be selected if Option 1.04(b)(2), special Eligibility Service requirement, is checked. The same Entry Dates must be selected for contributions that are subject to the same Eligibility Service requirements.)

(1)           The special Entry Date(s) shall apply to (check the appropriate box(es)):

(A)          ☐            Deferral Contributions.

(B)          ☐            Matching Employer Contributions.

(2)                                 The special Entry Date(s) shall be:      (Fill in (1), (2), (3), (4), or (5) from Subsection 1.04(d) above).

(f)                                    Date of Initial Participation—An Employee shall become a Participant unless excluded by Subsection 1.04(c) above on the Entry Date immediately following the date the Employee completes the service and age requirement(s) in Subsections 1.04(a) and (b), if any, except (check one):

(1)                                 ☒           no exceptions.

(2)                                 ☐            Employees employed on the Effective Date in Subsection 1.01(g)(1) or (2) shall become Participants on that date.

(3)                               ☐            Employees who meet the age and service requirement(s) of Subsections 1.04(a) and (b) on the Effective Date in Subsection 1.01(g)(1) or (2) shall become Participants on that date.

1.05        COMPENSATION

Compensation for purposes of determining contributions shall be as defined in Section 5.02, modified as provided below.

(a)                                  Compensation Exclusions: Compensation shall exclude the item(s) listed below for purposes of determining Deferral Contributions, Employee Contributions, if any, and Qualified Nonelective Employer Contributions, or, if Subsection 1.01(b)(3), Profit Sharing Only, is selected, Nonelective Employer Contributions. Unless otherwise indicated in Subsection 1.05(b), these exclusions shall also apply in determining all other Employer-provided contributions. (Check the appropriate box(es); Options (2), (3), (4), (5), and (6) may not be elected with respect to Deferral Contributions if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, is checked):

(1)           ☐            No exclusions.

(2)           ☐            Overtime Pay.

(3)           ☐            Bonuses.

(4)           ☐            Commissions.

(5)                                 ☒           The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee’s taxable income.

(6)           ☐            Severance Pay.

(b)                                  Special Compensation Exclusions for Determining Employer-Provided Contributions in Article 5 (either (1) or (2) may be selected, but not both):

(1)                                 ☐            Compensation for purposes of determining Matching, Qualified Matching, and Nonelective Employer Contributions shall exclude:             (Fill in number(s) for item(s) from Subsection 1.05(a) above that apply.)

(2)                                 ☐            Compensation for purposes of determining Nonelective Employer Contributions only shall exclude:      (Fill in number(s) for item(s) from Subsection 1.05(a) above that apply.)

Note: If the Employer selects Option (2), (3), (4), (5), or (6) with respect to Nonelective Employer Contributions, Compensation must be tested to show that it meets the requirements of Code Section 414(s) or 401(a)(4). These exclusions shall not apply for purposes of the “Top Heavy” requirements in Section 15.03, for allocating safe harbor Matching Employer Contributions if Subsection 1.10(a)(3) is selected, for allocating safe harbor Nonelective Employer Contributions if Subsection 1.11(a)(3) is selected, or for allocating non-safe harbor Nonelective Employer Contributions if the Integrated Formula is elected in Subsection 1.11(b)(2).

(c)                                  Compensation for the First Year of Participation—Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee’s Compensation (check one):

(1)                                 ☐    for the entire Plan Year.

(2)                                 ☒   for the portion of the Plan Year in which the Employee is eligible to participate in the Plan.

Note: If the initial Plan Year of a new Plan consists of fewer than 12 months from the Effective Date in  Subsection 1.01(g)(1) through the end of the initial Plan Year, Compensation for purposes of determining the amount of contributions, other than non-safe harbor Nonelective Employer Contributions, under the Plan shall be the period from such Effective Date through the end of the initial year. However, for purposes of determining the amount of non-safe harbor Nonelective Employer Contributions and for other Plan purposes, where appropriate, the full 12-consecutive-month period ending on the last day of the initial Plan Year shall be used.

1.06        TESTING RULES

(a)                                  ADP/ACP Present Testing Method—The testing method for purposes of applying the “ADP” and “ACP” tests described in Sections 6.03 and 6.06 of the Plan shall be the (check one):

(1)                                 ☒   Current Year Testing Method - The “ADP” or “ACP” of Highly Compensated Employees for the Plan Year shall be compared to the “ADP” or “ACP” of Non-Highly Compensated Employees for the same Plan Year. (Must choose if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

(2)                                 ☐    Prior Year Testing Method - The “ADP” or “ACP” of Highly Compensated Employees for the Plan Year shall be compared to the “ADP” or “ACP” of Non-Highly Compensated Employees for the immediately preceding Plan Year. (Do not choose if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

(3)                                 ☐    Not applicable. (Only if Option 1.01(b)(3), Profit Sharing Only, is checked or Option 1.04(c)(2)(B), excluding all Highly Compensated Employees from the eligible class of Employees, is checked.)

Note: Restrictions apply on elections to change testing methods that are made after the end of the GUST remedial amendment period.

(b)                                  First Year Testing Method—If the first Plan Year that the Plan, other than a successor plan, permits Deferral Contributions or provides for either Employee or Matching Employer Contributions, occurs on or after the Effective Date specified in Subsection 1.01(g), the “ADP” and/or “ACP” test for such first Plan Year shall be applied using the actual “ADP” and/or “ACP” of Non-Highly Compensated Employees for such first Plan Year, unless otherwise provided below.

(1)                                 ☐    The “ADP” and/or “ACP” test for the first Plan Year that the Plan permits Deferral Contributions or provides for either Employee or Matching Employer Contributions shall be applied assuming a 3% “ADP” and/or “ACP” for Non-Highly Compensated Employees. (Do not choose unless Plan uses prior year testing method described in Subsection 1.06(a)(2).)

(c)                                  HCE Determinations: Look Back Year—The look back year for purposes of determining which Employees are Highly Compensated Employees shall be the 12-consecutive-month period preceding the Plan Year, unless otherwise provided below.

(1)                                 ☐    Calendar Year Determination—The look back year shall be the calendar year beginning within the preceding Plan Year. (Do not choose if the Plan Year is the calendar year.)

(d)                                  HCE Determinations: Top Paid Group Election—All Employees with Compensation exceeding $80,000 (as indexed) shall be considered Highly Compensated Employees, unless Top Paid Group Election below is checked.

(1)                               ☒           Top Paid Group Election—Employees with Compensation exceeding $80,000 (as indexed) shall be considered Highly Compensated Employees only if they are in the top paid group (the top 20% of Employees ranked by Compensation).

Note: Effective for determination years beginning on or after January 1, 1998, if the Employer elects Option 1.06(c)(1) and/or 1.06(d)(1), such election(s) must apply consistently to all retirement plans of the Employer for determination years that begin with or within the same calendar year (except that Option 1.06(c)(1), Calendar Year Determination, shall not apply to calendar year plans).

1.07        DEFERRAL CONTRIBUTIONS

(a)                                  ☒           Deferral Contributions—Participants may elect to have a portion of their Compensation contributed to the Plan on a before-tax basis pursuant to Code Section 401(k).

(1)                                 Regular Contributions—The Employer shall make a Deferral Contribution in accordance with Section 5.03 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question, not to exceed 60% of Compensation for that period.

Note: For Limitation Years beginning prior to 2002, the percentage elected above must be less than 25% in order to satisfy the limitation on annual additions under Code Section 415 if other types of contributions are provided under the Plan.

(A)                               ☐ Instead of specifying a percentage of Compensation, a Participant’s salary reduction agreement may specify a dollar amount to be contributed each payroll period, provided such dollar amount does not exceed the maximum percentage of Compensation specified in Subsection 1.07(a)(1) above.

(B)                               A Participant may increase or decrease, on a prospective basis, his salary reduction agreement percentage (check one):

(i)                                    ☐    as of the beginning of each payroll period.

(ii)                                ☒   as of the first day of each month.

(iii)                            ☐    as of the next Entry Date.          (Do not select if immediate entry is elected with respect to Deferral Contributions in Subsection 1.04(d) or 1.04(e).)

(iv)                               ☐    other. (Specify, but must be at least once per Plan Year)

Note: Notwithstanding the Employer’s election hereunder, if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked, the Plan provides that an Active Participant may change his salary reduction agreement percentage for the Plan Year within a reasonable period (not fewer than 30 days) of receiving the notice described in Section 6.10.

(C)                               A Participant may revoke, on a prospective basis, a salary reduction agreement at any time upon proper notice to the Administrator but in such case may not file a new salary reduction agreement until (check one):

(i)            ☐            the first day of the next Plan Year.

(ii)                                ☒           any subsequent Entry Date. (Do not select if immediate entry is elected with respect to Deferral Contributions in Subsection 1.04(d) or 1.04(e).)

(iii)          ☐            other. (Specify, but must be at least once per Plan Year)

(2)                                 ☒           Additional Deferral Contributions—The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make additional Deferral Contributions in an amount up to 100% of their Compensation for the payroll period(s) designated by the Employer.

(3)                                 ☒           Bonus Contributions—The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make Deferral Contributions in an amount up to 100% of any Employer paid cash bonuses designated by the Employer on a uniform and non discriminatory basis that are made for such Participants during the Plan Year. The Compensation definition elected by the Employer in Subsection 1.05 (a) must include bonuses if bonus contributions are permitted.

Note: A Participant’s contributions under Subsection 1.07(a)(2) and/or (3) may not cause the Participant to exceed the percentage limit specified by the Employer in Subsection 1.07(a)(1) for the full Plan Year. If the Administrator anticipates that the Plan will not satisfy the “ADP” and/or “ACP” test for the year, the Administrator may reduce the rate of Deferral Contributions of Participants who are Highly Compensated Employees to an amount objectively determined by the Administrator to be necessary to satisfy the “ADP” and/or “ACP” test.

1.08        EMPLOYEE CONTRIBUTIONS (AFTER-TAX CONTRIBUTIONS)

(a)                                  ☐            Employee Contributions—Either (1) Participants will be permitted to contribute amounts to the Plan on an             after-tax basis or (2) the Employer maintains frozen Employee Contributions Accounts (check one):

(1)                                 ☐    Future Employee Contributions—Participants may make voluntary, non-deductible, after-tax Employee Contributions pursuant to Section 5.04 of the Plan. (Only if Option 1.07(a), Deferral Contributions, is checked.)

(2)                                 ☐    Frozen Employee Contributions—Participants may not currently make after-tax Employee Contributions to the Plan, but the Employer does maintain frozen Employee Contributions Accounts.

1.09        QUALIFIED NONELECTIVE CONTRIBUTIONS

(a)                                  Qualified Nonelective Employer Contributions—If Option 1.07(a), Deferral Contributions, is checked, the Employer may contribute an amount which it designates as a Qualified Nonelective Employer Contribution to be included in the “ADP” or “ACP” test. Unless otherwise provided below, Qualified Nonelective Employer Contributions shall be allocated to Participants who were eligible to participate in the Plan at any time during the Plan Year and are Non-Highly Compensated Employees either (A) in the ratio which each Participant’s “testing compensation”, as defined in Subsection 6.01(t), for the Plan Year bears to the total of all Participants’ “testing compensation” for the Plan Year or (B) as a flat dollar amount.

(1)                                 ☒           Qualified Nonelective Employer Contributions shall be allocated to Participants as a percentage of the lowest paid Participant’s “testing compensation”, as defined in Subsection 6.01(t), for the Plan Year up to the lower of (A) the maximum amount contributable under the Plan or (B) the amount necessary to satisfy the “ADP” or “ACP” test. If any Qualified Nonelective Employer Contribution remains, allocation shall continue in the same manner to the next lowest paid Participants until the Qualified Nonelective Employer Contribution is exhausted.

1.10                        MATCHING EMPLOYER CONTRIBUTIONS (Only if Option 1.07(a), Deferral Contributions, is checked)

(a)           ☐            Basic Matching Employer Contributions (check one):

(1)                                 ☐            Non-Discretionary Matching Employer Contributions—The Employer shall make a basic Matching Employer Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant’s Deferral Contributions during the Contribution Period (check (A) or (B) and, if applicable, (C)):

Note: Effective for Plan Years beginning on or after January 1, 1999, if the Employer elected Option 1.11 (a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions and meets the requirements for deemed satisfaction of the “ADP” test in Section 6.10 for a Plan Year, the Plan will also be deemed to satisfy the “ACP” test for such Plan Year with respect to Matching Employer Contributions if Matching Employer Contributions hereunder meet the requirements in Section 6.11.

(A)                               ☐            Single Percentage Match:                   %

(B)                               ☐            Tiered Match:

   % of the first    % of the Active Participant’s Compensation contributed to the Plan,

   % of the next    % of the Active Participant’s Compensation contributed to the Plan,

   % of the next    % of the Active Participant’s Compensation contributed to the Plan.

Note: The percentages specified above for basic Matching Employer Contributions may not increase as the percentage of Compensation contributed increases.

(C)                               ☐    Limit on Non-Discretionary Matching Employer Contributions (check the appropriate box(es)):

(i)                                     ☐    Deferral Contributions in excess of    % of the Participant’s Compensation for the period in question shall not be considered for non-discretionary Matching Employer Contributions.

Note:  If the Employer elected a percentage limit in (i) above and requested the Trustee to account separately for matched and unmatched Deferral Contributions made to the Plan, the non-discretionary Matching Employer Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each payroll period.

(ii)                                  ☐    Matching Employer Contributions for each Participant for each Plan Year shall be limited to $

(2)                                 ☐    Discretionary Matching Employer Contributions—The Employer may make a basic Matching Employer Contribution on behalf of each Participant in an amount equal to the percentage declared for the Contribution Period, if any, by a Board of Directors’ Resolution (or by a Letter of Intent for a sole proprietor or partnership) of the Deferral Contributions made by each Participant during the Contribution Period. The Board of Directors’ Resolution (or Letter of Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

(A)                               ☐    4% Limitation on Discretionary Matching Employer Contributions for Deemed Satisfaction of “ACP” Test—In no event may the dollar amount of the discretionary Matching Employer Contribution made on a Participant’s behalf for the Plan Year exceed 4% of the Participant’s Compensation for the Plan Year. (Only if Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

(3)                                 ☐    Safe Harbor Matching Employer Contributions—Effective only for Plan Years beginning on or after January 1, 1999, if the Employer elects one of the safe harbor formula Options provided in the Safe Harbor Matching Employer Contribution Addendum to the Adoption Agreement and provides written notice each Plan Year to all Active Participants of their rights and obligations under the Plan, the Plan shall be deemed to satisfy the “ADP” test and, under certain circumstances, the “ACP” test.

(b)                                  ☐    Additional Matching Employer Contributions—The Employer may at Plan Year end make an additional Matching Employer Contribution equal to a percentage declared by the Employer, through a Board of Directors’ Resolution (or by a Letter of Intent for a sole proprietor or partnership), of the Deferral Contributions made by each Participant during the Plan Year. (Only if Option 1.10(a)(1) or (3) is checked.) The Board of Directors’ Resolution (or Letter of Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

(1)                                 ☐    4% Limitation on Additional Matching Employer Contributions for Deemed Satisfaction of “ACP” Test—In no event may the dollar amount of the additional Matching Employer Contribution made on a Participant’s behalf for the Plan Year exceed 4% of the Participant’s Compensation for the Plan Year. (Only if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

Note: If the Employer elected Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, above and wants to be deemed to have satisfied the “ADP” test for Plan Years beginning on or after January 1, 1999, the additional

Matching Employer Contribution must meet the requirements of Section 6.10. In addition to the foregoing requirements, if the Employer elected either Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and wants to be deemed to have satisfied the “ACP” test with respect to Matching Employer Contributions for the Plan Year, the Deferral Contributions matched may not exceed the limitations in Section 6.11.

(c)                                  Contribution Period for Matching Employer Contributions—The Contribution Period for purposes of calculating the amount of basic Matching Employer Contributions described in Subsection 1.10(a) is:

(1)           ☐            each calendar month.

(2)           ☐            each Plan Year quarter.

(3)           ☐            each Plan Year.

(4)           ☐            each payroll period.

The Contribution Period for additional Matching Employer Contributions described in Subsection 1.10(b) is the Plan Year.

(d)                                  Continuing Eligibility Requirement(s)—A Participant who makes Deferral Contributions during a Contribution Period shall only be entitled to receive Matching Employer Contributions under Section 1.10 for that Contribution Period if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or (4); Options (2), (3), (4), (5), and (7) may not be elected with respect to basic Matching Employer Contributions if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, is checked):

(1)                                 ☐    No requirements.

(2)                                 ☐    Is employed by the Employer or a Related Employer on the last day of the Contribution Period.

(3)                                 ☐    Earns at least 501 Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

(4)                                 ☐      Earns at least 1,000 Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

(5)                                 ☐    Either earns at least 501 Hours of Service during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year. (Only if the Contribution Period is the Plan Year.)

(6)                                 ☐    Is not a Highly Compensated Employee for the Plan Year.

(7)                                 ☐    Is not a partner or a member of the Employer, if the Employer is a partnership or an entity taxed as a partnership.

(8)                                 ☐    Special continuing eligibility requirement(s) for additional Matching Employer Contributions. (Only if Option 1.10(b), Additional Matching Employer Contributions, is checked.)

(A)                               The continuing eligibility requirement(s) for additional Matching Employer Contributions is/are:         (Fill in number of applicable eligibility requirement(s) from above.)

Note: If Option (2), (3), (4), or (5) above is selected, then Matching Employer Contributions can only be funded by the Employer after the Contribution Period or Plan Year ends. Matching Employer Contributions funded during the Contribution Period or Plan Year shall not be subject to the eligibility requirements of Option (2), (3), (4), or (5). If Option (2), (3), (4), or (5) is adopted during a Contribution Period or Plan Year, as applicable, such Option shall not become effective until the first day of the next Contribution Period or Plan Year.

(e)                                  ☐    Qualified Matching Employer Contributions—Prior to making any Matching Employer Contribution hereunder (other than a safe harbor Matching Employer Contribution), the Employer may designate all or a portion of such Matching Employer Contribution as a Qualified Matching Employer Contribution that may be used to satisfy the “ADP” test on Deferral Contributions and excluded in applying the “ACP” test on Employee and Matching Employer Contributions. Unless the additional eligibility requirement is selected below, Qualified Matching Employer Contributions shall be allocated to all Participants who meet the continuing eligibility requirement(s) described in Subsection 1.10(d) above for the type of Matching Employer Contribution being characterized as a Qualified Matching Employer Contribution.

(1)                                 ☐    To receive an allocation of Qualified Matching Employer Contributions a Participant must also be a Non-Highly Compensated Employee for the Plan Year.

Note: Qualified Matching Employer Contributions may not be excluded in applying the “ACP” test for a Plan Year if the Employer elected Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and the “ADP” test is deemed satisfied under Section 6.10 for such Plan Year.

1.11        NONELECTIVE EMPLOYER CONTRIBUTIONS

Note: An Employer may elect both a fixed formula and a discretionary formula. If both are selected, the discretionary formula shall be treated as an additional Nonelective Employer Contribution and allocated separately in accordance with the allocation formula selected by the Employer.

(a)                                  ☐    Fixed Formula (An Employer may elect both the Safe Harbor Formula and one of the other fixed formulas. Otherwise, the Employer may only select one of the following.)

(1)                                 ☐    Fixed Percentage Employer Contribution—For each Plan Year, the Employer shall contribute for each eligible Active Participant an amount equal to    % (not to exceed 15% for Plan Years beginning prior to 2002 and 25% for Plan Years beginning on or after January 1, 2002) of such Active Participant’s Compensation.

(2)                                 ☐    Fixed Flat Dollar Employer Contribution—The Employer shall contribute for each eligible Active Participant an amount equal to $

The contribution amount is based on an Active Participant’s service for the following period:

(A)          ☐            Each paid hour.

(B)          ☐            Each payroll period.

(C)          ☐            Each Plan Year.

(D)          ☐            Other:

(3)                                 ☐    Safe Harbor Formula—Effective only with respect to Plan Years that begin on or after January 1, 1999, the Nonelective Employer Contribution specified in the Safe Harbor Nonelective Employer Contribution Addendum is intended to satisfy the safe harbor contribution requirements under the Code such that the “ADP” test (and, under certain circumstances, the “ACP” test) is deemed satisfied. Please complete the Safe Harbor Nonelective Employer Contribution Addendum to the Adoption Agreement. (Choose only if Option 1.07(a), Deferral Contributions, is checked.)

(b)                                  ☐                                    Discretionary Formula—The Employer may decide each Plan Year whether to make a discretionary Nonelective Employer Contribution on behalf of eligible Active Participants in accordance with Section 5.10. Such contributions shall be allocated to eligible Active Participants based upon the following (check (1) or (2)):

(1)                                 ☐    Non-Integrated Allocation Formula—In the ratio that each eligible Active Participant’s Compensation bears to the total Compensation paid to all eligible Active Participants for the Plan Year.

(2)                                 ☐    Integrated Allocation Formula—As (A) a percentage of each eligible Active Participant’s Compensation plus (B) a percentage of each eligible Active Participant’s Compensation in excess of the “integration level” as defined below. The percentage of Compensation in excess of the “integration level” shall be equal to the lesser of the percentage of the Active Participant’s Compensation allocated under (A) above or the “permitted disparity limit” as defined below.

Note: An Employer that has elected the Safe Harbor formula in Subsection 1.11(a)(3) above may not take Nonelective Employer Contributions made to satisfy the safe harbor into account in applying the integrated allocation formula described above.

“Integration level” means the Social Security taxable wage base for the Plan Year, unless the Employer elects a lesser amount in (A) or (B) below.

(A)                                  % (not to exceed 100%) of the Social Security taxable wage base for the Plan Year, or

(B)                               $           (not to exceed the Social Security taxable wage base).

“Permitted disparity limit” means the percentage provided by the following table:

If the “Integration Level” is at least % of the Taxable Wage Base	But Less Than % of the Taxable Wage Base	The “Permitted Disparity Limit” is
0%	20%	5.7%
20%	80%	4.3%
80%	100%	5.4%
100%	N/A	5.7%

Note: An Employer who maintains any other plan that provides for Social Security Integration (permitted disparity) may not elect Option 1.11(b)(2).

(c)                                  Continuing Eligibility Requirement(s)—A Participant shall only be entitled to receive Nonelective Employer Contributions for a Plan Year under this Section 1.11 if the Participant satisfies the following requirement(s) (Check the appropriate box(es)—Options (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or (4); Options (2), (3), (4), (5), and (7) may not be elected with respect to Nonelective Employer Contributions under the fixed formula if Option 1.11(a)(3), Safe Harbor Formula, is checked):

(1)                                 ☐    No requirements.

(2)                                 ☐    Is employed by the Employer or a Related Employer on the last day of the Plan Year.

(3)                                 ☐    Earns at least 501 Hours of Service during the Plan Year.

(4)                                 ☐    Earns at least 1,000 Hours of Service during the Plan Year.

(5)                                 ☐    Either earns at least 501 Hours of Service during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year.

(6)                                 ☐    Is not a Highly Compensated Employee for the Plan Year.

(7)                                 ☐    Is not a partner or a member of the Employer, if the Employer is a partnership or an entity taxed as a partnership.

(8)                                 ☐    Special continuing eligibility requirement(s) for discretionary Nonelective Employer Contributions. (Only if both Options 1.11(a) and (b) are checked.)

(A)                               The continuing eligibility requirement(s) for discretionary Nonelective Employer Contributions is/are:       (Fill in number of applicable eligibility requirement(s) from above.)

Note: If Option (2), (3), (4), or (5) above is selected then Nonelective Employer Contributions can only be funded by the Employer after the Plan Year ends. Nonelective Employer Contributions funded during the Plan Year shall not be subject to the eligibility requirements of Option (2), (3), (4), or (5). If Option (2), (3), (4), or (5) is adopted during a Plan Year, such Option shall not become effective until the first day of the next Plan Year.

1.12        EXCEPTIONS TO CONTINUING ELIGIBILITY REQUIREMENTS

☐                                    Death, Disability, and Retirement Exception to Eligibility Requirements—Active Participants who do not meet any last day or Hours of Service requirement under Subsection 1.10(d) or 1.11(c) because they become disabled, as defined in Section 1.14, retire, as provided in Subsection 1.13(a), (b), or (c), or die shall nevertheless receive an allocation of Nonelective Employer and/or Matching Employer Contributions. No Compensation shall be imputed to Active Participants who become disabled for the period following their disability.

1.13        RETIREMENT

(a)           The Normal Retirement Age under the Plan is (check one):

(1)                                 ☒   age 65.

(2)                                 ☐    age     (specify between 55 and 64).

(3)                                 ☐    later of age    (not to exceed 65) or the fifth anniversary of the Participant’s Employment Commencement Date.

(b)                                  ☐    The Early Retirement Age is the first day of the month after the Participant attains age       (specify 55 or greater) and completes years of Vesting Service.

Note: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they reach Early Retirement Age shall be 100% vested in their Accounts under the Plan.

(c)                                  ☒   A Participant who becomes disabled, as defined in Section 1.14, is eligible for disability retirement.

Note: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they become disabled shall be 100% vested in their Accounts under the Plan.

1.14        DEFINITION OF DISABLED

A Participant is disabled if he/she (check the appropriate box(es)):

(a)           ☐            satisfies the requirements for benefits under the Employer’s long-term disability plan.

(b)           ☐            satisfies the requirements for Social Security disability benefits.

(c)           ☒           is determined to be disabled by a physician approved by the Employer.

1.15        VESTING

A Participant’s vested interest in Matching Employer Contributions and/or Nonelective Employer Contributions, other than Safe Harbor Matching Employer and/or Nonelective Employer Contributions elected in Subsection 1.10(a)(3) or 1.11 (a)(3), shall be based upon his years of Vesting Service and the schedule(s) selected below, except as provided in Subsection 1.21(d) or in the Vesting Schedule Addendum to the Adoption Agreement.

(a)           ☐            Years of Vesting Service shall exclude:

(1)               ☐        for new plans, service prior to the Effective Date as defined in Subsection 1.01(g)(1).

(2)                                              ☐        for existing plans converting from another plan document, service prior to the original Effective Date as defined in Subsection 1.01(g)(2).

(b)           Vesting Schedule(s)

Note: The vesting schedule selected below applies only to Nonelective Employer Contributions and Matching Employer Contributions other than safe harbor contributions under Option 1.11(a)(3) or Option 1.10(a)(3). Safe harbor contributions under Options 1.11(a)(3) and 1.10(a)(3) are always 100% vested immediately.

(1) Nonelective Employer Contributions                             (2) Matching Employer Contributions

(check one):                                                                              (check one):

(A) ☒	N/A—No Nonelective	(A) ☒	N/A—No Matching
	Employer Contributions		Employer Contributions
(B) ☐	100% Vesting immediately	(B) ☐	100%Vesting immediately
(C) ☐	3 year cliff (see C below)	(C) ☐	3 year cliff (see C below)
(D) ☐	5 year cliff (see D below)	(D) ☐	5 year cliff (see D below)
(E) ☐	6 year graduated (see E below)	(E) ☐	6 year graduated (see E below)
(F) ☐	7 year graduated (see F below)	(F) ☐	7 year graduated (see F below)
(G) ☐	Other vesting	(G) ☐	Other vesting
	(complete G1 below)		(complete G2 below)

Vesting Service	C	D	E	F	G1		G2
0	0%	0%	0%	0%		%		%
1	0%	0%	0%	0%		%		%
2	0%	0%	20%	0%		%		%
3	100%	0%	40%	20%		%		%
4	100%	0%	60%	40%		%		%
5	100%	100%	80%	60%		%		%
6	100%	100%	100%	80%		%		%
7 or more	100%	100%	100%	100%	100%		100%

Note: A schedule elected under G1 or G2 above must be at least as favorable as one of the schedules in C, D, E or F above.

Note: If the Plan is being amended to provide a more restrictive vesting schedule, the more favorable vesting schedule shall continue to apply to Participants who are Active Participants immediately prior to the later of (1) the effective date of the amendment or (2) the date the amendment is adopted.

(c)                                ☐    A vesting schedule more favorable than the vesting schedule(s) selected above applies to certain  Participants. Please complete the Vesting Schedule Addendum to the Adoption Agreement.

(d)                           Application of Forfeitures—If a Participant forfeits any portion of his non-vested Account balance as provided in Section 6.02, 6.04, 6.07, or 11.08, such forfeitures shall be (check one):

(1)                                 ☐    N/A—Either (A) no Matching Employer Contributions are made with respect to Deferral Contributions under the Plan and all other Employer Contributions are 100% vested when made or (B) there are no Employer Contributions under the Plan.

(2)                                 ☒   applied to reduce Employer contributions.

(3)                                 ☐    allocated among the Accounts of eligible Participants in the manner provided in Section 1.11. (Only if Option 1.11(a) or (b) is checked.)

1.16        PREDECESSOR EMPLOYER SERVICE

☒      Service for purposes of eligibility in Subsection 1.04(b) and vesting in Subsection 1.15(b) of this Plan shall include service with the following predecessor employer(s):

Sine Corporation

1.17        PARTICIPANT LOANS

Participant loans (check one):

(a)                                  ☒   are allowed in accordance with Article 9 and loan procedures outlined in the Service Agreement.

(b)                                  ☐    are not allowed.

1.18        IN-SERVICE WITHDRAWALS

Participants may make withdrawals prior to termination of employment under the following circumstances (check the appropriate box(es)):

(a)                                ☒   Hardship Withdrawals—Hardship withdrawals from a Participant’s Deferral Contributions Account shall be allowed in accordance with Section 10.05, subject to a $500 minimum amount.

(b)                                  ☒   Age 59-1/2— Participants shall be entitled to receive a distribution of all or any portion of the following Accounts upon attainment of age 59 1/2 (check one):

(1)           ☐            Deferral Contributions Account.

(2)           ☒           All vested account balances.

(c)                           Withdrawal of Employee Contributions and Rollover Contributions

(1)                                 Unless otherwise provided below, Employee Contributions may be withdrawn in accordance with Section 10.02 at any time.

(A)          ☐    Employees may not make withdrawals of Employee Contributions more frequently than:

(2)                                 Rollover Contributions may be withdrawn in accordance with Section 10.03 at any time.

(d)                                  ☐    Protected In-Service Withdrawal Provisions—Check if the Plan was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable as (check the appropriate box(es)):

(1)                                  ☐    an in-service withdrawal of vested employer contributions maintained in a Participant’s Account (check (A) and/or (B)):

(A)          ☐      for at least                    (24 or more) months.

(i)                                    ☐    Special restrictions applied to such in-service withdrawals under the prior plan that the Employer wishes to continue under the Plan as restated hereunder. Please complete the Protected In-Service Withdrawals Addendum to the Adoption Agreement identifying the restrictions.

(B)          ☐            after the Participant has at least 60 months of participation.

(i)                                  ☐    Special restrictions applied to such in-service withdrawals under the prior plan that the Employer wishes to continue under the Plan as restated hereunder. Please complete the Protected In-Service Withdrawals Addendum to the Adoption Agreement identifying the restrictions.

(2)                               ☐    another in-service withdrawal option that is a “protected benefit” under Code Section 411(d)(6) or an in-service hardship withdrawal option not otherwise described in Section 1.18(a). Please complete the Protected In-Service Withdrawals Addendum to the Adoption Agreement identifying the in-service withdrawal option(s).

1.19        FORM OF DISTRIBUTIONS

Subject to Section 13.01, 13.02 and Article 14, distributions under the Plan shall be paid as provided below. (Check the appropriate box(es) and, if any forms of payment selected in (b), (c) and/or (d) apply only to a specific class of Participants, complete Subsection (b) of the Forms of Payment Addendum.)

(a)           Lump Sum Payments—Lump sum payments are always available under the Plan.

(b)                                  ☐    Installment Payments—Participants may elect distribution under a systematic withdrawal plan (installments).

(c)                                  ☐    Annuities (Check if the Plan is retaining any annuity form(s) of payment.)

(1)                                 An annuity form of payment is available under the Plan for the following reason(s) (check (A) and/or (B), as applicable):

(A)         ☐              As a result of the Plan’s receipt of a transfer of assets from another defined contribution plan or pursuant to the Plan terms prior to the Amendment Effective Date specified in Section 1.01(g)(2), benefits were previously payable in the form of an annuity that the Employer elects to continue to be offered as a form of payment under the Plan.

(B)         ☐              The Plan received a transfer of assets from a defined benefit plan or another defined contribution plan that was subject to the minimum funding requirements of Code Section 412 and therefore an annuity form of payment is a protected benefit under the Plan in accordance with Code Section 411(d)(6).

(2)           The normal form of payment under the Plan is (check (A) or (B)):

(A)          ☐            A lump sum payment.

(i)                                    Optional annuity forms of payment (check (I) and/or (II), as applicable). (Must check and complete (I) if a life annuity is one of the optional annuity forms of payment under the Plan.)

(I)                                    ☐    A married Participant who elects an annuity form of payment shall receive a qualified joint and    % (at least 50%) survivor annuity. An unmarried Participant shall receive a single life annuity, unless a different form of payment is specified below:

(II)                                ☐    Other annuity form(s) of payment. Please complete Subsection (a) of the Forms of Payment Addendum describing the other annuity form(s) of payment available under the Plan.

(B)          ☐            A life annuity (complete (i) and (ii) and check (iii) if applicable).

(i)                                    The normal form for married Participants is a qualified joint and      % (at least 50%) survivor annuity. The normal form for unmarried Participants is a single life annuity, unless a different annuity form is specified below:

(ii)                                The qualified preretirement survivor annuity provided to a Participant’s spouse is purchased with    % (at least 50%) of the Participant’s Account.

(iii)                            ☐    Other annuity form(s) of payment. Please complete Subsection (a) of the Forms of Payment Addendum describing the other annuity form(s) of payment available under the Plan.

(d)                                ☐    Other Non-Annuity Form(s) of Payment—As a result of the Plan’s receipt of a transfer of assets from another plan or pursuant to the Plan terms prior to the Amendment Effective Date specified in 1.01(g)(2), benefits were previously payable in the following form(s) of payment not described in (a), (b) or (c) above and the Plan will continue to offer these form(s) of payment:

(e)                                ☐    Eliminated Forms of Payment Not Protected Under Code Section 411(d)(6). Check if either (1) under the Plan terms prior to the Amendment Effective Date or (2) under the terms of another plan from which assets were transferred, benefits were payable in a form of payment that will cease to be offered after a specified date. Please complete Subsection (c) of the Forms of Payment Addendum describing the forms of payment previously available and the effective date of the elimination of the form(s) of payment.

1.20        TIMING OF DISTRIBUTIONS

Except as provided in Subsection 1.20(a) or (b  and the Postponed Distribution Addendum to the Adoption Agreement, distribution shall be made to an eligible Participant from his vested interest in his Account as soon as reasonably practicable following the date the Participant’s application for distribution is received by the Administrator.

(a)                             Required Commencement of Distribution—If a Participant does not elect to receive benefits as of an earlier date, as permitted under the Plan, distribution of a Participant’s Account shall begin as of the Participant’s Required Beginning Date.

(b)                                ☐    Postponed Distributions—Check if the Plan was converted by plan amendment from another defined contribution plan that provided for the postponement of certain distributions from the Plan to eligible Participants and the Employer wants to continue to administer the Plan using the postponed distribution provisions. Please complete the Postponed Distribution Addendum to the Adoption Agreement indicating the types of distributions that are subject to postponement and the period of postponement.

Note: An Employer may not provide for postponement of distribution to a Participant beyond the 60th day following the close of the Plan Year in which (1) the Participant attains Normal Retirement Age under the Plan, (2) the Participant’s 10th anniversary of participation in the Plan occurs, or (3) the Participant’s employment terminates, whichever is latest.

1.21        TOP HEAVY STATUS

(a)           The Plan shall be subject to the Top-Heavy Plan requirements of Article 15 (check one):

(1)                                 ☐    for each Plan Year, whether or not the Plan is a “top-heavy plan” as defined in Subsection 15.01(f).

(2)                                 ☒   for each Plan Year, if any, for which the Plan is a “top-heavy plan” as defined in Subsection 15.01(f).

(3)                                 ☐    Not applicable. (Choose only if Plan covers only employees subject to a collective bargaining agreement.)

(b)                             In determining whether the Plan is a “top-heavy plan” for an Employer with at least one defined benefit plan, the following assumptions shall apply:

(1)                                              ☒           Interest rate: 7% per annum.

(2)               ☒           Mortality table: UP-84.

(3)                                            ☐       Not applicable. (Choose only if either (A) Plan covers only employees subject to a collective bargaining agreement or (B) Employer does not maintain and has not maintained any defined benefit plan during the five-year period ending on the applicable “determination date”, as defined in Subsection 15.01(a).)

(c)                             If the Plan is or is treated as a “top-heavy plan” for a Plan Year, each non-key Employee shall receive an Employer Contribution of at least 3.0 (3, 4, 5, or 7 1/2)% of Compensation for the Plan Year in accordance with Section 15.03. The minimum Employer Contribution provided in this Subsection 1.21(c) shall be made under this Plan only if the Participant is not entitled to such contribution under another qualified plan of the Employer, unless the Employer elects otherwise below:

(1)               ☐       The minimum Employer Contribution shall be paid under this Plan in any event.

(2)                                              ☐       Another method of satisfying the requirements of Code Section 416. Please complete the 416 Contribution Addendum to the Adoption Agreement describing the way in which the minimum contribution requirements will be satisfied in the event the Plan is or is treated as a “top-heavy plan”.

(3)                                              ☐       Not applicable. (Choose only if Plan covers only employees subject to a collective bargaining agreement.)

Note: The minimum Employer contribution may be less than the percentage indicated in Subsection 1.21(c) above to the extent provided in Section 15.03.

(d)           If the Plan is or is treated as a “top-heavy plan” for a Plan Year, the following vesting schedule shall apply instead of the schedule(s) elected in Subsection 1.15(b) for such Plan Year and each Plan Year thereafter (check one):

(1)                                 ☐    Not applicable.             (Choose only if either (A) Plan provides for Nonelective Employer Contributions and the schedule elected in Subsection 1.15(b)(1) is at least as favorable in all cases as the schedules available below or (B) Plan covers only employees subject to a collective bargaining agreement.)

(2)                                 ☒   100% vested after 0 (not in excess of 3) years of Vesting Service.

(3)                                 ☐    Graded vesting:

	Vesting	Must be
Years of Vesting Service	Percentage	at Least
0		0%
1		0%
2		20%
3		40%
4		60%
5		80%
6 or more		100%

Note: If the Plan provides for Nonelective Employer Contributions and the schedule elected in Subsection 1.15 (b)(1) is more favorable in all cases than the schedule elected in Subsection 1.21(d) above, then the schedule in Subsection 1.15(b)(1) shall continue to apply even in Plan Years in which the Plan is a “top heavy plan”.

1.22        CORRECTION TO MEET 415 REQUIREMENTS UNDER MULTIPLE DEFINED CONTRIBUTION PLANS

If the Employer maintains other defined contribution plans, annual additions to a Participant’s Account shall be limited as provided in Section 6.12 of the Plan to meet the requirements of Code Section 415, unless the Employer elects otherwise below and completes the 415 Correction Addendum describing the order in which annual additions shall be limited among the plans.

(a)           ☐            Other Order for Limiting Annual Additions

1.23        INVESTMENT DIRECTION

Investment Directions—Participant Accounts shall be invested (check one):

(a)                                  ☐    in accordance with the investment directions provided to the Trustee by the Employer for allocating all Participant Accounts among the Options listed in the Service Agreement.

(b)                                  ☒   in accordance with the investment directions provided to the Trustee by each Participant for allocating his entire Account among the Options listed in the Service Agreement.

(c)                                  ☐    in accordance with the investment directions provided to the Trustee by each Participant for all contribution sources in his Account, except that the following sources shall be invested in accordance with the investment directions provided by the Employer (check (1) and/or (2)):

(1)           ☐            Nonelective Employer Contributions

(2)           ☐            Matching Employer Contributions

The Employer must direct the applicable sources among the same investment options made available for Participant directed sources listed in the Service Agreement.

1.24        RELIANCE ON OPINION LETTER

An adopting Employer may rely on the opinion letter issued by the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401 only to the extent provided in Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to this Plan and in Announcement 2001-77. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service. Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan.

This Adoption Agreement may be used only in conjunction with Fidelity Basic Plan Document No. 02. The Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the prototype plan document.

1.25        PROTOTYPE INFORMATION:

Name of Prototype Sponsor:	Fidelity Management & Research Company
Address of Prototype Sponsor:	82 Devonshire Street
Boston, MA 02109

Questions regarding this prototype document may be directed to the following telephone number: 1-800-343-9184.

EXECUTION
PAGE (Fidelity’s
Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this

____________________ day of _____________________, _________________

Employer:

By:

Title:

Employer:

By:

Title:

Accepted by:

Fidelity Management Trust Company, as Trustee

By:	Date:

Title:

EXECUTION

PAGE (Employer’s

Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this

16th day of April , 2003

Employer:	Amphenol Corporation

By:	/s/ Edward G. Jepsen

Title:	Executive Vice President, Chief Financial Officer

Employer:	Amphenol Corporation

By:	/s/ Edward C. Wetmore

Title:	Secretary and General Counsel

Accepted by:

Fidelity Management Trust Company, as Trustee

By:	/s/ Robert Q. Buckles	Date:	April 24, 2003

Title:	Authorized Signatory